UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 3, 2011

A. H. BELO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-33741	38-3765318
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

P. O. Box 224866
Dallas, Texas	75222-4866
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 977-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 3, 2011, A. H. Belo Corporation (the “Company” or “A.H. Belo”) issued a press release announcing the completion of the split of The G. B. Dealey Retirement Pension Plan, a frozen, defined benefit pension plan (“Pension Plan”), with Belo Corp. The split of the Pension Plan follows the spin-off in February 2008 of Belo Corp.’s newspaper businesses and related assets into a separate publicly-traded company, A. H. Belo. A copy of the press release is furnished as Exhibit 99.1 and shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.
The agreement to split the Pension Plan and the entry into a Pension Plan Transfer Agreement with Belo Corp. was disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2010.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press Release dated January 3, 2011.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 4, 2011	A. H. BELO CORPORATION
	By:	/s/ Daniel J. Blizzard
Daniel J. Blizzard
Senior Vice President and Secretary

EXHIBIT INDEX
99.1	Press Release dated January 3, 2011